UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2011

Jacobs Engineering Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

1111 S. Arroyo Parkway, Pasadena, California	91105
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2011, the Human Resource and Compensation Committee of the Board of Directors of Jacobs Engineering Group Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 1999 Stock Incentive Plan (the “Plan”). The Amendment, among other things, allows for the issuance of restricted stock units under the Plan. The Amendment also clarifies the treatment of awards granted under the Plan in the event of a “Change in Control,” as defined in the Amendment. Specifically, the Amendment amends the definition of “Change in Control” under the Plan for an acquisition of voting securities to increase the threshold from 25% to 35% and requires a consummation of a merger before any acceleration of awards granted under the Plan. The Amendment also provides for the acceleration of equity awards after a Change in Control if the award holder is terminated without “Cause” or terminates employment for “Good Reason,” each as defined in the Amendment, in the two years following a Change in Control. Previously the Plan provided for acceleration after a Change in Control if an award holder terminated employment for any reason during the three years following the Change in Control. Finally, the Amendment also made ministerial changes to the Plan, including to the anti-dilution adjustment and termination provisions.

The Committee also approved a form of Restricted Stock Unit Award Agreement for Market Stock Units (the “Form MSU Agreement”), pursuant to which, the number of restricted stock units actually earned by the recipient will depend in part on the performance of the Company’s stock over a specified period of time. The Committee also approved a new form for Restricted Stock Award Agreement (the “Form Restricted Stock Agreement”) that contained certain ministerial changes from the prior form.

The foregoing summaries of the Amendment, the Form Agreement and the Form Restricted Stock Agreement are not complete and are qualified in their entirety by reference to the complete text of the Amendment, the Form Agreement and the Form Restricted Stock Agreement, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference. A copy of the Plan is filed as exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 27, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 1 to Jacobs Engineering Group Inc. 1999 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement (Market Stock Units)

10.3	Form of Restricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.

Name:	John W. Prosser, Jr.
Title:	Executive Vice President
Finance and Administration

Date: June 1, 2011

EXHIBIT INDEX

10.1	Amendment No. 1 to Jacobs Engineering Group Inc. 1999 Stock Incentive Plan

10.2	Form of Restricted Stock Unit Award Agreement (Market Stock Units)

10.3	Form of Restricted Stock Award Agreement